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                                                                   Exhibit 10.11
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                              TERM PROMISSORY NOTE



$3,000,000.00                                      Effective Date: June 20, 1997
Chicago, IL                                          Maturity Date: July 1, 2000


         FOR VALUE RECEIVED, ICON Holdings Corp. ("Borrower") hereby promises to pay to the order of TKO Finance Corporation ("Lender"), at Lender's principal office, or at such other place or places as Lender may from time to time designate in writing, the principal sum of Three Million and no/100 Dollars ($3,000,000.00) or so much thereof as may from time to time be advanced hereunder, with interest on the principal balance outstanding from time to time, all as hereinafter set forth.

         1.  Interest Rate; Monthly Payments.
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             (a) Interest Rate. From the date of disbursement of funds until the
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occurrence of an event set forth in Section 1(b) below, the principal balance from time to time unpaid shall bear interest at the fixed rate of interest equal to eleven and one-half percent (11.5%) per annum (the "Interest Rate").

             (b) Default Rate. After the earlier of (i) the Maturity Date (as
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hereafter defined), whether by acceleration or otherwise, or (ii) the occurrence of any Event of Default (as hereafter defined) the total unpaid indebtedness hereunder shall bear interest at the rate of eighteen percent (18%) per annum (the "Default Rate").

             (c) Computation of Interest. Interest shall be computed on the
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basis of a 360 day year and charged for the actual number of days elapsed.

             (d) Monthly Payments. Commencing on August 1, 1997 and on the first
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day of each and every month thereafter through and including June 1, 2000,
Borrower shall make successive monthly installment payments of principal and interest in an amount equal to $99,177.37.

         2.  Maturity Date; Prepayment.
             -------------------------

             (a) The entire principal balance of this Note then outstanding, plus any accrued and unpaid interest thereon shall be due and payable on July 1, 2000, or such earlier date on which said amount shall become due and payable on account of acceleration by Lender or otherwise pursuant to the terms hereof of the Loan Agreement, defined below (the "Maturity Date"). Borrower promises to pay to Lender principal and
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interest in the amounts and at the times provided in Section 1 above. On the
Maturity Date, Borrower shall pay to Lender the entire principal balance of this Note then outstanding, together with all accrued and unpaid interest, all penalties and late payment fees hereunder.

         (b) Late Payment Fee. Borrower acknowledges that any late payment by
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Borrower to Lender of principal, interest or any other amount required to be paid under this Note or the other Loan Documents (defined below) will cause Lender to incur costs not contemplated by this Note or the other Loan Documents, the exact amount of which is difficult and impractical to ascertain. Borrower shall pay Lender a late payment fee of five percent (5%) of any payment of principal, interest or other amount to be paid under this Note or any other Loan Document which is not received by Lender within two (2) days after the date when due. The late payment fee provided for herein shall be in addition to any interest owed at the Default Rate and shall be payable for each month or partial month during which payment is late.

         3.  Making of Payments. Each payment (including prepayments) of
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principal, interest, or any other amounts of any kind with respect to this Note shall be made in immediately available funds, by Borrower to Lender to the account designated on Exhibit A attached to the Loan Agreement, (or at any other
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place which Lender may hereafter designate for such purpose in a notice duly given to Borrower hereunder), not later than one-thirty p.m., Chicago time, on the date due therefor. Funds received after that hour shall be deemed to have been received by Lender on the next following business day. Whenever any payment to be made under this Note shall be stated to be due on a date which is not a business day, the due date therefor shall be extended to the next succeeding business day.

         4.  Prohibition on Prepayment. This Note may not be prepaid except in
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accordance with the provisions of the Loan Agreement.

         5.  Default; Remedies.
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             (a) Any one of the following occurrences shall constitute an "Event of Default" under this Note:

                 (i) failure by Borrower to make any payment of principal, interest, penalties, charges, fees or other amounts when the same becomes due and payable pursuant to the terms of this Note or any other Loan Document (defined below);

                 (ii) the occurrence of any Event of Default under the terms of the Loan Agreement or any other Loan Document (other than as specifically described in any other clause of this Section 5).

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        (b) Upon the occurrence of an Event of Default hereunder, the entire outstanding principal balance and any unpaid interest, penalties, charges, fees or amounts then accrued under this Note, shall, at the option of Lender and without demand or notice of any kind to Borrower or any other person (including, but not limited to, any guarantor now or hereafter existing), immediately become and be due and payable in full. In such event, Lender shall have and may exercise any and all rights and remedies available at law or in equity in addition to any and all rights and remedies provided herein or in any of the other Loan Documents.

     6. Application of Payments. All payments made hereunder shall be applied in
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the order of priority set forth in the Loan Agreement.

     7. Captions. Any headings or captions in this Note are inserted for
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convenience of reference only. Such headings or captions shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note. As used herein, the term "Lender" refers to ICON Holdings Corp., its successors, participants, assignees and any person claiming by, through or under said entity.

     8. Waiver.
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        (a) Borrower, for itself and for its successors, transferees and assigns hereby irrevocably (i) waives diligence, presentment and demand for payment, protest, notice, notice of protest and nonpayment, dishonor and notice of dishonor and all other demands or notices of any and every kind whatsoever; (ii) agrees that this Note and any or all payments coming due hereunder or under any of the other Loan Documents may be extended from time to time in the sole discretion of Lender without in any way affecting or diminishing Borrower's liability hereunder; and (iii) waives any rights, remedies or defenses arising at law or in equity relating to guarantees or suretyships.

        (b) No extension of the time for any payment due hereunder or under any of the other Loan Documents made by agreement with any person now or hereafter liable for payment of this Note or any other Loan Document shall operate to release, discharge, modify, change or affect the original liability under this Note or any other Loan Document, either in whole or in part.

        (c) No delay in the exercise of any right or remedy hereunder by Lender shall be deemed to be a waiver of such right or remedy, nor shall the exercise of any right or remedy hereunder by Lender be deemed an election of remedies or a waiver of any other right or remedy. Without limiting the generality of the foregoing, the failure of Lender promptly after the occurrence of any default hereunder to exercise its right to declare the indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right while such default continues nor a waiver of such right in connection with any future default.

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        (d) No waiver or limitation of any right or remedy hereunder by Lender shall be effective unless (and any such waiver or limitation shall be effective only to the extent) expressly set forth in a writing, signed and delivered by Lender to Borrower. No notice to or demand on Borrower in any case shall entitle Borrower to any other notice or demand in similar or other circumstances, nor shall such notice or demand constitute a waiver of any rights or remedy of Lender to any other or further actions. In its sole discretion, Lender may, at any time and from time to time, waive any one or more of the rights or remedies contained herein, but such waiver in any instance or under any particular circumstance shall not be deemed to be a waiver of such rights or remedies in any other instance or under any other circumstance.

     9.  Loan Agreement. This Note is the Term Promissory Note delivered by
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Borrower to Lender pursuant to Section 2.1 of that certain Loan and Security
Agreement dated even date herewith (together with any amendments, modifications, supplements, restatements or replacements thereof, the "Loan Agreement") by and between Borrower and Lender. Reference is hereby made to the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) for a statement of certain circumstances under which amounts due pursuant to this Note may be accelerated and for a description of the property covered thereby and the nature and extent of the security granted pursuant thereto. Any term not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

     10. Notices. Any and all notices given in connection with this Note shall
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be deemed adequately given only if in writing and addressed to the party for whom such notices are intended at the address and delivered in accordance with the provisions of Section 10.16 of the Loan Agreement.

     11. Time of the Essence. Time is hereby declared to be of the essence of
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this Note and of every part hereof.

     12. Certain Provisions. The provisions of Sections 10.19, 10.20 and 10.21
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of the Loan Agreement are hereby incorporated herein by reference.

     13. Waiver of Jury Trial. BORROWER AND LENDER (BY ACCEPTANCE HEREOF) HEREBY
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KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN
RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY WHETHER SOUNDING IN CONTRACT, TORT, FRAUD OR OTHERWISE. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND TO MAKE THE LOAN EVIDENCED HEREBY AND BY THE OTHER LOAN DOCUMENTS.

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         BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT IS WAIVING ITS RIGHT TO
TRIAL BY JURY.


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[INITIALS]


     IN WITNESS WHEREOF, Borrower has executed and delivered this Note pursuant to proper authority duly granted, as of the date and year first above written.

                           ICON Holdings Corp., a Delaware corporation


                           By:
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                                 Beaufort J.B. Clarke, President

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